UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Bond Fund for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient... to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.91% during the six months ended November 30, 2014.

Performance review

For the six months ended November 30, 2014, Class I shares of Western Asset Intermediate Bond Fund returned 0.99%. The Fund’s unmanaged benchmark, the Barclays Intermediate U.S. Government/Credit Indexvi, returned 1.10% for the same period. The Lipper Short Intermediate Investment

IV	Western Asset Intermediate Bond Fund

Grade Debt Funds Category Average1 returned 0.39% over the same time frame.

Performance Snapshot as of November 30, 2014 (unaudited)
(excluding sales charges)	6 Months
Western Asset Intermediate Bond Fund:
Class A	0.79%
Class C	0.41%
Class R	0.75%
Class I	0.99%
Class IS	1.11%
Barclays Intermediate U.S. Government/Credit Index	1.10%
Lipper Short Intermediate Investment Grade Debt Funds Category Average[1]	0.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2014 for Class A, Class C, Class R, Class I and Class IS shares were 1.33%, 0.50%, 0.99%, 1.68% and 1.69%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R, Class I and Class IS shares would have been 0.80%, 1.63% and 1.68%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.03%, 1.71%, 1.34%, 0.51% and 0.46%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not

Western Asset Intermediate Bond Fund	V
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 179 funds in the Fund’s Lipper category, and excluding sales charges.

Investment commentary (cont’d)

exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

VI	Western Asset Intermediate Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2014 and held for the six months ended November 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.79%	$1,000.00	$1,007.90	0.90%	$4.53	Class A	5.00%	$1,000.00	$1,020.56	0.90%	$4.56
Class C	0.41	1,000.00	1,004.10	1.65	8.29	Class C	5.00	1,000.00	1,016.80	1.65	8.34
Class R	0.75	1,000.00	1,007.50	1.15	5.79	Class R	5.00	1,000.00	1,019.30	1.15	5.82
Class I	0.99	1,000.00	1,009.90	0.49	2.47	Class I	5.00	1,000.00	1,022.61	0.49	2.48
Class IS	1.11	1,000.00	1,011.10	0.45	2.27	Class IS	5.00	1,000.00	1,022.81	0.45	2.28

2	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

[1]	For the six months ended November 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

4	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 33.0%
Consumer Discretionary — 1.3%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,210,000	$1,254,085	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,290,000	1,614,473
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	872,010
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	400,000	401,952
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	382,421	(a)
Total Automobiles				4,524,941
Media — 0.5%
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	857,737
Comcast Corp., Senior Notes	3.600%	3/1/24	1,190,000	1,241,971
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	150,000	149,328	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	100,000	110,484
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	49,466
Viacom Inc., Senior Notes	4.250%	9/1/23	440,000	458,515
Total Media				2,867,501
Total Consumer Discretionary				7,392,442
Consumer Staples — 3.1%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,415,211
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	146,456
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	280,000	272,133
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,210,000	1,357,292
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	140,986
Heineken NV, Senior Notes	1.400%	10/1/17	210,000	210,102	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	641,672
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	226,725	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	830,000	887,697	(a)
Suntory Holdings Ltd., Notes	1.650%	9/29/17	650,000	651,522	(a)
Total Beverages				5,949,796
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	2.250%	12/5/18	700,000	709,844
CVS Health Corp., Senior Notes	4.000%	12/5/23	700,000	739,815
Kroger Co., Notes	3.900%	10/1/15	865,000	886,832
Kroger Co., Senior Notes	4.000%	2/1/24	830,000	871,017
Total Food & Staples Retailing				3,207,508
Food Products — 0.8%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	582,000	664,821

See Notes to Financial Statements.

6	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	$390,000	$402,657
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,528,000	1,743,443
Mondelez International Inc., Senior Notes	4.000%	2/1/24	540,000	565,837
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	486,083	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,200,000	1,223,676	(a)
Total Food Products				5,086,517
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	853,962
Altria Group Inc., Senior Notes	2.850%	8/9/22	650,000	631,836
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	270,000	269,922	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	980,000	1,201,876
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,280,000	1,450,606
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	225,759
Total Tobacco				4,633,961
Total Consumer Staples				18,877,782
Energy — 4.1%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	810,000	973,199
Petrofac Ltd., Senior Notes	3.400%	10/10/18	700,000	723,002	(a)
Total Energy Equipment & Services				1,696,201
Oil, Gas & Consumable Fuels — 3.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	75,611
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,330,000	1,493,558
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	619,166
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	320,000	326,894
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,344
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	510,000	508,365
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,463,384
Continental Resources Inc., Senior Notes	3.800%	6/1/24	30,000	28,742
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,350,538
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	455,800
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	762,036
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,540,000	1,740,519
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	121,800	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	466,045
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	284,406
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	69,713
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	410,000	395,774

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	$190,000	$209,000
Petrobras Global Finance BV, Senior Notes	3.115%	3/17/20	370,000	354,308	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	670,000	618,785
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	760,000	778,878
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	602,430
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,263,800
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	517,754
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,005,648
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	980,997
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	880,000	924,000
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,220,000	1,234,030	(a)
Phillips 66, Senior Notes	2.950%	5/1/17	310,000	320,885
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	72,000	78,300
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	99,000	111,702
Shell International Finance BV, Senior Notes	4.375%	3/25/20	760,000	843,479
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	276,712	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	990,000	1,049,393	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,300,000	1,339,213
Williams Cos. Inc., Notes	7.875%	9/1/21	200,000	239,981
Total Oil, Gas & Consumable Fuels				22,921,990
Total Energy				24,618,191
Financials — 16.7%
Banks — 9.5%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	708,257
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	252,680	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	3,375,000	3,664,859
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	557,704
Bank of America Corp., Senior Notes	5.625%	7/1/20	90,000	103,185
Bank of America Corp., Senior Notes	3.300%	1/11/23	200,000	200,154
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	980,231
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,631,203
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,230,000	1,347,539
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	724,548
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	820,000	1,104,816	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	206,384
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	296,465
BNP Paribas SA, Senior Notes	2.700%	8/20/18	1,110,000	1,142,020
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	240,000	244,003

See Notes to Financial Statements.

8	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes	6.000%	8/15/17	$1,060,000	$1,182,220
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,460,000	1,840,133
Citigroup Inc., Senior Notes	3.875%	10/25/23	300,000	312,049
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	20,000	20,803
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	300,000	295,167
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	972,476
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	200,000	213,736
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	430,000	432,697
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	665,000	859,712	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,010,000	1,059,881
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	720,000	763,037
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,258,200	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	966,091	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	446,838
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,004,897	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	730,000	819,586	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	376,082	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	244,752
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,360,000	1,355,178	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	320,426
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	535,369
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	141,070
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	970,000	995,487
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	580,000	570,847
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,086,071
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	296,356
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	940,000	950,507
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,224,429	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,129,039	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	1,000,000	1,094,159	(a)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,717,192	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	3,004,539
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	240,000	243,079
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	650,000	682,062
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,192,799	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,346,607	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	$520,000	$528,387	(a)
Swedbank AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,959,913	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	283,178
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/12/15	3,908,000	3,780,990	(b)(c)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	210,244
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	693,223
Total Banks				57,573,556
Capital Markets — 3.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,096,526
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,141,098	(a)
Credit Suisse NY, Senior Notes	2.300%	5/28/19	1,060,000	1,064,427
Credit Suisse NY, Senior Notes	3.625%	9/9/24	540,000	551,166
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	1/12/15	2,020,000	1,507,425	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	640,000	651,528
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	3,000,000	3,382,842
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	60,000	69,506
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	40,000	45,108
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,246,307
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,533,979
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	285,740
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/12/15	6,200,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,810,000	1,970,047
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	875,442
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,846,597
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	752,608
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	361,357	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,540,664	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	491,035
Total Capital Markets				23,413,402
Consumer Finance — 0.8%
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,170,000	1,180,707	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	996,705
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	598,900
SLM Corp., Senior Notes	3.875%	9/10/15	590,000	602,537

See Notes to Financial Statements.

10	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Synchrony Financial, Senior Bonds	3.000%	8/15/19	$430,000	$436,558
Toyota Motor Credit Corp., Senior Notes	1.375%	1/10/18	940,000	939,809
Total Consumer Finance				4,755,216
Diversified Financial Services — 1.7%
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,410,444	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	221,711
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,000,000	1,133,028
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	258,384
General Electric Capital Corp., Senior Notes	5.550%	5/4/20	220,000	254,875
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	20,000	22,029
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,840,000	2,063,001
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,685,000	1,816,430	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,930,000	2,069,925	(a)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,157,140
Total Diversified Financial Services				10,406,967
Insurance — 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	281,779
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	796,700	(a)
MetLife Inc., Senior Bonds	1.903%	12/15/17	400,000	402,404
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	370,000	495,124	(a)
Total Insurance				1,976,007
Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	2.700%	9/17/19	1,100,000	1,109,622	(a)
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	866,879
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,394
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	544,367
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	388,563	(a)
Total Thrifts & Mortgage Finance				1,852,203
Total Financials				101,086,973
Health Care — 1.7%
Biotechnology — 0.3%
Amgen Inc., Senior Notes	3.625%	5/22/24	250,000	252,375
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	1,390,000	1,397,077
Total Biotechnology				1,649,452

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.2%
Baxter International Inc., Senior Notes	5.900%	9/1/16	$570,000	$618,087
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	429,202
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	211,669
Total Health Care Equipment & Supplies				1,258,958
Health Care Providers & Services — 0.5%
Humana Inc., Senior Notes	7.200%	6/15/18	760,000	890,145
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	108,515
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	630,000	623,372
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	408,090
WellPoint Inc., Notes	5.875%	6/15/17	100,000	110,671
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,654
WellPoint Inc., Senior Notes	4.350%	8/15/20	690,000	753,887
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	73,599
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	329,588
Total Health Care Providers & Services				3,428,521
Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	936,134
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	522,769
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	289,091
Total Life Sciences Tools & Services				1,747,994
Pharmaceuticals — 0.4%
AbbVie Inc., Senior Notes	1.750%	11/6/17	600,000	603,205
AbbVie Inc., Senior Notes	2.900%	11/6/22	540,000	528,221
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	741,872
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	237,708
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	166,010
Total Pharmaceuticals				2,277,016
Total Health Care				10,361,941
Industrials — 1.3%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,454,140
Airlines — 0.1%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	125,489	137,875
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	703,241	745,435
Total Airlines				883,310
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	3.500%	5/15/24	500,000	506,943

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	$200,000	$200,157
Eaton Corp., Senior Notes	2.750%	11/2/22	1,520,000	1,491,936
Total Electrical Equipment				1,692,093
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	271,183
United Technologies Corp., Senior Notes	4.500%	4/15/20	280,000	312,702
Total Industrial Conglomerates				583,885
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	364,780
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	107,291
Total Machinery				472,071
Road & Rail — 0.4%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,267,773
Total Industrials				7,860,215
Information Technology — 0.3%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	450,000	459,231	(a)
IT Services — 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	640,000	657,084
Software — 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	860,000	860,425
Total Information Technology				1,976,740
Materials — 1.9%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	180,000	197,429
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	426,087
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	200,000	222,994
Total Chemicals				846,510
Metals & Mining — 1.7%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	560,000	547,747
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	961,232
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	310,340
Cliffs Natural Resources Inc., Senior Notes	5.700%	1/15/18	470,000	366,600
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	750,000	746,662
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	470,000	468,687	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,123,869
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	625,450

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	3.500%	11/8/22	$1,350,000	$1,325,619
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	705,717
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	54,571
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,976,000	1,973,253
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	107,951	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	534,366	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	680,000	692,116	(a)
Total Metals & Mining				10,544,180
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	339,619
Total Materials				11,730,309
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	400,666
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	398,051
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	130,730
AT&T Inc., Senior Notes	3.875%	8/15/21	370,000	389,254
British Telecommunications PLC, Senior Notes	2.350%	2/14/19	950,000	954,469
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	550,000	584,190
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	122,859
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	338,413
Verizon Communications Inc., Senior Notes	2.625%	2/21/20	987,000	988,310	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	790,000	818,155
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	189,401
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,130,000	4,643,012
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	70,000	73,726
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	250,000	249,915
Total Diversified Telecommunication Services				10,281,151
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,210,000	1,235,725
Total Telecommunication Services				11,516,876
Utilities — 0.7%
Electric Utilities — 0.4%
Exelon Corp., Notes	4.900%	6/15/15	600,000	612,796
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	169,766
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	889,077
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,097,774
Total Electric Utilities				2,769,413

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	$1,310,000	$1,649,848
Total Utilities				4,419,261
Total Corporate Bonds & Notes (Cost — $197,049,889)				199,840,730
Asset-Backed Securities — 9.8%
Access Group Inc., 2005-A A3	0.634%	7/25/34	2,560,000	2,382,868	(b)
Access Group Inc., 2005-B A2	0.464%	7/25/22	369,276	367,528	(b)
ACS Pass Through Trust, 2007-1A G1	0.467%	6/14/37	1,144,709	1,118,953	(a)(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.625%	8/25/35	766,583	755,023	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,248,070	(a)
Apidos CDO, 2013-16A B	3.031%	1/19/25	800,000	770,800	(a)(b)(g)
Arrowpoint CLO Ltd., 2014-2A A1L	1.735%	3/12/26	1,270,000	1,264,262	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	257,965	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.588%	3/25/44	973,846	950,758	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.555%	9/15/17	1,420,000	1,422,150	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	1.701%	10/15/25	250,000	248,838	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.031%	10/15/25	400,000	388,912	(a)(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.815%	4/25/32	202,706	135,128	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.415%	6/15/29	873,238	838,348	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,633,374	1,437,532	(b)
Covenant Credit Partners CLO Ltd., 2014-1A A	1.711%	7/20/26	500,000	496,000	(a)(b)(g)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.592%	5/25/35	237,582	236,225	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.775%	1/25/35	434,734	425,201	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	305,267	327,795
Educational Funding of the South Inc., 2011-1 A2	0.884%	4/25/35	3,067,184	3,058,089	(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.282%	3/25/33	1,197,510	1,150,351	(b)
Flatiron CLO Ltd., 2013-1A B	2.978%	1/17/26	500,000	479,950	(a)(b)(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.652%	2/20/32	325,000	297,852	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	450,000	406,698	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	152,495	150,687	(a)
GSAA Home Equity Trust, 2005-8 A4	0.425%	6/25/35	879,011	853,313	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	140,000	140,989	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	180,037	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	122,717	102,138	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.455%	11/25/34	399,375	395,066	(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A2	0.755%	5/25/37	1,540,000	1,347,204	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.505%	2/25/33	$1,232,708	$1,168,175	(b)
National Collegiate Student Loan Trust	0.395%	11/27/28	1,430,567	1,400,636	(b)
National Collegiate Student Loan Trust, 2006-4 A2	0.295%	12/27/27	595,035	585,853	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.506%	12/7/20	1,618,452	1,620,475	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.701%	4/15/26	390,000	388,050	(a)(b)(g)
OHA Loan Funding Ltd., 2014-1A A1	1.762%	10/20/26	1,000,000	997,500	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.925%	2/25/35	1,180,000	1,095,280	(b)
Option One Mortgage Loan Trust, 2005-2 M1	0.595%	5/25/35	3,170,000	3,020,934	(b)
OZLM Ltd., 2014-8A A1A	1.715%	10/17/26	250,000	244,650	(a)(b)(g)
OZLM Ltd., 2014-8A A2A	2.425%	10/17/26	250,000	244,650	(a)(b)(g)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	80,271	82,187
Saranac CLO Ltd., 2014-2A B	2.282%	2/20/25	500,000	485,000	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.702%	12/25/34	787,914	766,291	(b)
Shackleton CLO Ltd., 2013-4A B1	2.230%	1/13/25	1,700,000	1,636,930	(a)(b)(g)
Shackleton CLO Ltd., 2013-4A C	3.230%	1/13/25	250,000	240,900	(a)(b)(g)
SLM Student Loan Trust, 2002-A A2	0.784%	12/16/30	2,215,683	2,184,376	(b)
SLM Student Loan Trust, 2003-04 A5A	0.984%	3/15/33	556,010	556,010	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.984%	3/15/33	2,006,220	2,006,220	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.984%	12/15/25	880,000	879,788	(a)(b)
SLM Student Loan Trust, 2005-07 A4	0.384%	10/25/29	1,000,000	963,923	(b)
SLM Student Loan Trust, 2005-5 B	0.484%	10/25/40	785,516	708,225	(b)
SLM Student Loan Trust, 2011-B A1	1.005%	12/16/24	452,693	454,216	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.755%	8/15/22	604,799	605,471	(a)(b)
SMB Private Education Loan Trust, 2014-A A1	0.655%	9/15/21	4,976,240	4,976,240	(a)(b)
Sound Point CLO Ltd., 2014-1A B1	2.131%	4/18/26	800,000	768,174	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.593%	10/20/26	500,000	492,250	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.935%	6/25/35	90,424	89,786	(b)
TICP CLO II Ltd., 2014-2A A1A	1.681%	7/20/26	500,000	496,290	(a)(b)
Trade Maps Ltd., 2013-1A A	0.857%	12/10/18	2,590,000	2,592,888	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	393,517	404,097
Venture CDO Ltd., 2013-15A B1	2.281%	7/15/25	500,000	486,900	(a)(b)(g)
Venture CDO Ltd., 2013-15A C	3.331%	7/15/25	500,000	487,850	(a)(b)(g)
Venture CDO Ltd., 2014-16A A1L	1.731%	4/15/26	1,480,000	1,480,000	(a)(b)
Voya CLO Ltd., 2014-4A A1	1.733%	10/14/26	1,500,000	1,494,715	(a)(b)
Total Asset-Backed Securities (Cost — $58,794,297)				59,739,660
Collateralized Mortgage Obligations — 12.9%
ACRE Commercial Mortgage Trust	3.153%	6/15/30	130,000	130,100	(a)(b)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
ARM Trust, 2004-5 4A1	4.817%	4/25/35	$1,430,575	$1,402,574	(b)
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.953%	5/10/45	2,540,000	2,669,362	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	770,000	812,740
Bear Stearns Alt-A Trust, 2005-2 2A4	2.603%	4/25/35	703,482	675,412	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	377,257	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	303,103	(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.375%	9/10/45	2,874,172	295,091	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	667,218
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.514%	10/25/35	995,676	842,491	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.380%	2/25/36	456,247	455,666	(a)(b)
COMM Mortgage Trust, 2013-CR13 XA, IO	1.175%	12/10/23	6,413,567	376,778	(b)
COMM Mortgage Trust, 2014-CR18 XA, IO	1.464%	7/15/47	6,240,728	504,032	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	170,000	183,349
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	182,216
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	76,446	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.255%	10/10/46	40,000	43,280	(b)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.587%	4/10/47	6,781,982	573,552	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.600%	3/10/47	4,131,207	373,275	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.355%	7/25/24	385,857	381,446	(b)
Countrywide Home Loans, 2004-20 2A1	2.479%	9/25/34	224,139	169,310	(b)
Countrywide Home Loans, 2004-R1 1AF	0.555%	11/25/34	185,412	168,687	(a)(b)
Credit Suisse Mortgage Trust, 2014-6R 11A1	0.332%	9/27/36	1,297,795	1,230,879	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI A	1.106%	9/15/38	580,000	582,605	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI B	1.506%	9/15/38	894,000	897,920	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,062,617	794,641
Del Coronado Trust, 2013-HDC A	0.955%	3/15/26	920,000	919,204	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.799%	6/25/34	353,872	331,138	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 3AF1	0.435%	4/15/36	2,197,638	2,071,252	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.704%	2/25/48	365,860	366,007	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.857%	12/29/45	1,168,788	1,140,145	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	4,965	5,278
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	727	105
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.095%	9/15/42	1,454,106	256,052	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K715 X1, IO	1.313%	1/25/21	$6,722,466	$401,089	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,632,536	358,252
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	2,656,276	339,586
Federal National Mortgage Association (FNMA), 2013-M1 X1, IO	4.723%	11/25/16	12,860,818	810,219	(b)
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	4.772%	1/25/17	8,169,738	279,773	(b)
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	745	738
FREMF Mortgage Trust, 2013-KF02 C	2.811%	12/25/45	269,917	273,974	(a)(b)
FREMF Mortgage Trust, 2014-K36 C	4.502%	12/25/46	50,000	50,100	(a)(b)
FREMF Mortgage Trust, 2014-K503 C	3.079%	10/25/47	290,000	282,600	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.856%	1/25/47	150,000	149,160	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	898,274	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.502%	8/20/58	1,140,340	1,136,907	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.602%	11/20/60	2,484,708	2,486,711	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.652%	2/20/61	814,496	814,176	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.652%	3/20/61	410,188	411,388	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.622%	8/20/61	3,580,142	3,586,160	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.249%	4/16/53	5,136,241	339,043	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.502%	12/20/62	1,693,529	1,686,518	(b)
Government National Mortgage Association (GNMA), 2013-95, IO, IO	0.711%	4/16/47	12,322,720	747,693	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.552%	3/20/63	3,341,775	3,333,685	(b)
Government National Mortgage Association (GNMA), 2014-134 A	3.100%	9/16/47	767,862	787,148	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.900%	5/16/55	7,752,173	585,367	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	290,000	321,823	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	233,655	195,584	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.562%	1/19/35	489,778	489,780	(b)
HarborView Mortgage Loan Trust, 2005-9 B1	0.755%	6/20/35	1,983,147	1,754,643	(b)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
IMPAC Secured Assets Corp., 2006-5 2A	0.355%	12/25/36	$1,179,759	$1,108,585	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	160,000	174,715	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.050%	1/15/47	90,000	99,624	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.714%	9/15/47	410,000	419,728	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C23 AS	4.201%	9/15/47	540,000	572,215	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	370,000	386,551
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.447%	12/15/44	500,000	518,890	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH C	2.255%	8/15/27	400,000	401,318	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	6.101%	7/15/44	1,110,000	1,217,848	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.370%	9/15/45	1,020,000	1,144,252	(b)
MASTR ARM Trust, 2004-11 M1	0.795%	11/25/34	344,907	341,635	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.399%	2/25/34	572,440	575,088	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.127%	4/25/35	165,385	156,590	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.015%	8/15/45	1,133,146	95,219	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	550,000	597,116	(b)
Morgan Stanley Capital I Trust, 2014-CPT AM	3.516%	7/13/29	1,820,000	1,891,879	(a)(b)
Morgan Stanley Capital I Trust, 2014-CPT B	3.560%	7/13/29	1,540,000	1,590,843	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.605%	7/25/34	698,419	682,869	(b)
PFP III, 2014-1 D	4.255%	6/14/31	230,000	230,407	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	235,654	241,240
SACO I Trust, 2007-VA1 A	8.953%	6/25/21	739,686	738,456	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.815%	7/20/33	575,001	563,169	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.455%	12/20/34	873,164	831,483	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.355%	2/25/24	1,330,000	1,307,773	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.805%	4/25/24	2,490,000	2,387,529	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.555%	8/25/24	1,230,000	1,230,000	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.655%	8/25/24	1,880,000	1,861,907	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M2	2.803%	10/25/24	1,450,000	1,446,792	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	2.005%	12/10/45	1,582,109	164,914	(a)(b)
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.475%	5/10/45	9,804,361	1,179,916	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.650%	12/10/45	570,000	564,181	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.356%	12/15/43	$1,618,000	$1,547,238	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.525%	11/25/34	287,647	275,256	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.425%	4/25/45	4,903,772	4,448,971	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	601,788	610,721	(b)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.947%	12/15/45	4,433,962	442,474	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.488%	3/15/47	1,961,004	154,594	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 B	4.523%	10/15/57	1,570,000	1,664,957	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.996%	10/15/57	520,000	508,282	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.874%	10/15/57	11,137,214	533,874	(b)
WFLD Mortgage Trust, 2014-MONT A	3.880%	8/10/31	600,000	630,564	(a)(b)(g)
Total Collateralized Mortgage Obligations (Cost — $78,537,852)				78,318,665
Mortgage-Backed Securities — 2.3%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.367%	12/1/34	285,321	304,472	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.211%	7/1/35	893,124	954,134	(b)
Total FHLMC				1,258,606
FNMA — 1.7%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	634	642
Federal National Mortgage Association (FNMA)	2.051%	3/1/18	2,784	2,910	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	8,150	9,378
Federal National Mortgage Association (FNMA)	3.500%	12/16/29	400,000	423,734	(h)
Federal National Mortgage Association (FNMA)	3.500%	8/1/33-9/1/43	833,749	875,272
Federal National Mortgage Association (FNMA)	2.335%	12/1/34	115,730	124,434	(b)
Federal National Mortgage Association (FNMA)	1.915%	1/1/35	1,293,597	1,367,076	(b)
Federal National Mortgage Association (FNMA)	5.000%	12/1/35	933,286	1,035,822
Federal National Mortgage Association (FNMA)	1.862%	5/1/43	5,806,901	5,984,906	(b)
Federal National Mortgage Association (FNMA)	4.500%	1/14/45	400,000	433,625	(h)
Total FNMA				10,257,799
GNMA — 0.4%
Government National Mortgage Association (GNMA)	1.982%	6/20/60	2,268,931	2,389,112	(b)
Total Mortgage-Backed Securities (Cost — $13,524,086)				13,905,517
Municipal Bonds — 0.2%
Virginia — 0.2%
Virginia State Housing Development Authority (Cost — $1,097,313)	6.000%	6/25/34	1,112,969	1,209,352

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 3.4%
Brazil — 0.1%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	$470,000	$475,875
Canada — 0.7%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,397,614
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,615,560
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,397,318
Total Canada				4,410,492
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	910,000	1,032,850
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	369,463
Indonesia — 0.2%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	269,700	(i)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000	887,234	(a)
Total Indonesia				1,156,934
Japan — 0.4%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,702,161
Mexico — 0.7%
United Mexican States, Senior Notes	3.500%	1/21/21	4,151,000	4,283,832
Poland — 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	1,480,000	1,569,155
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	955,645	1,046,432	(i)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	189,950	207,995	(a)
Total Russia				1,254,427
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,150,000	1,313,875
Turkey — 0.3%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	140,000	155,400
Republic of Turkey, Senior Bonds	5.750%	3/22/24	970,000	1,090,280
Republic of Turkey, Senior Notes	7.000%	3/11/19	360,000	415,980
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	321,465
Total Turkey				1,983,125
Total Sovereign Bonds (Cost — $19,693,421)				20,552,189
U.S. Government & Agency Obligations — 25.0%
U.S. Government Agencies — 4.6%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,686,578	(a)
Federal Home Loan Bank (FHLB), Bonds	0.875%	5/24/17	40,000	40,068

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	$1,910,000	$2,311,304
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,690,275
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,231,817
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	7,850,963
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,873,628
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	95,717
Tennessee Valley Authority, Notes	5.250%	9/15/39	760,000	950,863
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,976,459
Total U.S. Government Agencies				27,707,672
U.S. Government Obligations — 20.4%
U.S. Treasury Bonds	2.750%	11/15/42	1,480,000	1,432,015
U.S. Treasury Bonds	3.625%	2/15/44	1,030,000	1,175,166
U.S. Treasury Bonds	3.125%	8/15/44	6,070,000	6,317,541
U.S. Treasury Notes	1.500%	7/31/16	650,000	662,442
U.S. Treasury Notes	0.875%	11/15/17	30,000	30,002
U.S. Treasury Notes	0.625%	11/30/17	17,150,000	16,998,600
U.S. Treasury Notes	1.500%	8/31/18	1,900,000	1,921,968
U.S. Treasury Notes	1.500%	12/31/18	5,740,000	5,785,294
U.S. Treasury Notes	1.625%	4/30/19	4,370,000	4,415,064
U.S. Treasury Notes	1.500%	5/31/19	1,310,000	1,315,117
U.S. Treasury Notes	1.625%	7/31/19	480,000	483,900
U.S. Treasury Notes	1.750%	9/30/19	11,550,000	11,690,771
U.S. Treasury Notes	1.500%	10/31/19	600,000	599,953
U.S. Treasury Notes	1.500%	11/30/19	7,040,000	7,036,698
U.S. Treasury Notes	2.000%	5/31/21	24,180,000	24,399,119
U.S. Treasury Notes	2.125%	6/30/21	6,170,000	6,270,263
U.S. Treasury Notes	2.250%	7/31/21	31,940,000	32,701,066
U.S. Treasury Notes	2.375%	8/15/24	10,000	10,161
U.S. Treasury Notes	2.250%	11/15/24	230,000	231,150
Total U.S. Government Obligations				123,476,290
Total U.S. Government & Agency Obligations (Cost — $147,272,830)				151,183,962
U.S. Treasury Inflation Protected Securities — 2.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	3,447,308	4,092,602
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,245,998	1,385,004
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	7,364,160	7,382,571
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,101,447	2,138,059
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,233,001	1,200,827
Total U.S. Treasury Inflation Protected Securities (Cost — $15,985,487)				16,199,063

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.88 (Cost — $2,429)		12/12/14	86	$537
Total Investments before Short-Term Investments (Cost — $531,957,604)				540,949,675

	Rate	Maturity Date	Face Amount
Short-Term Investments — 9.7%
U.S. Government Agencies — 6.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $38,987,260)	0.080%	4/27/15	39,000,000	38,988,846	(j)
Repurchase Agreements — 3.2%
Barclays Capital Inc. repurchase agreement dated 11/28/14; Proceeds at maturity — $19,600,065; (Fully collateralized by U.S. government obligations, 1.375% due 9/30/18; Market value — $19,992,040) (Cost — $19,600,000)	0.040%	12/1/14	19,600,000	19,600,000
Total Short-Term Investments (Cost — $58,587,260)				58,588,846
Total Investments — 99.0% (Cost — $590,544,864#)				599,538,521
Other Assets in Excess of Liabilities — 1.0%				5,902,760
Total Net Assets — 100.0%				$605,441,281

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of November 30, 2014.

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Intermediate Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Put	12/26/14	$124.00	44	$2,063
U.S. Treasury 10-Year Notes Futures, Call	12/26/14	130.00	44	3,438
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	129.00	51	26,297
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	129.00	104	34,125
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	123.50	104	9,750
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	124.00	45	5,625
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	128.00	45	25,312
Eurodollar Mid Curve 1-Year Futures, Put	12/12/14	98.38	86	537
Total Written Options (Premiums received — $124,925)				$107,147

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $590,544,864)	$599,538,521
Cash	11,210,595
Interest receivable	3,644,728
Receivable for securities sold	737,642
Deposits with brokers for open futures contracts	454,858
Deposits with brokers for open written options	119,698
OTC swaps, at value (premiums paid — $10,046)	7,206
Principal paydown receivable	4,073
Receivable for open OTC swap contracts	1,672
Deposits with brokers for open purchased options	601
Receivable for Fund shares sold	281
Prepaid expenses	38,134
Total Assets	615,758,009

Liabilities:
Payable for securities purchased	9,619,480
Distributions payable	201,643
Investment management fee payable	184,166
Written options, at value (premiums received — $124,925)	107,147
Payable for Fund shares repurchased	80,461
Payable to broker — variation margin on open futures contracts	30,805
OTC swaps, at value (premiums paid — $274)	6,029
Payable for open OTC swap contracts	4,180
Directors’ fees payable	2,748
Service and/or distribution fees payable	364
Accrued expenses	79,705
Total Liabilities	10,316,728
Total Net Assets	$605,441,281

Net Assets:
Par value (Note 7)	$54,419
Paid-in capital in excess of par value	602,357,525
Undistributed net investment income	405,308
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(5,948,753)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	8,572,782
Total Net Assets	$605,441,281

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	25

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	57,406
Class C	28,295
Class R	2,703
Class I	19,465,074
Class IS	34,865,874

Net Asset Value:
Class A (and redemption price)	$11.12
Class C*	$11.14
Class R (and redemption price)	$11.13
Class I (and redemption price)	$11.12
Class IS (and redemption price)	$11.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.61

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$7,573,789

Expenses:
Investment management fee (Note 2)	1,104,584
Transfer agent fees (Note 5)	55,322
Registration fees	38,358
Fund accounting fees	28,241
Audit and tax fees	25,681
Shareholder reports	15,593
Directors’ fees	15,425
Legal fees	10,740
Custody fees	7,146
Insurance	4,698
Service and/or distribution fees (Notes 2 and 5)	2,350
Fees recaptured by investment manager (Note 2)	98
Miscellaneous expenses	3,041
Total Expenses	1,311,277
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(22,363)
Net Expenses	1,288,914
Net Investment Income	6,284,875

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,510,294
Futures contracts	46,195
Written options	502,201
Swap contracts	(30,257)
Net Realized Gain	2,028,433
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,196,587)
Futures contracts	(491,666)
Written options	201,133
Swap contracts	23,157
Change in Net Unrealized Appreciation (Depreciation)	(2,463,963)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(435,530)
Increase in Net Assets from Operations	$5,849,345

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited), the Period Ended May 31, 2014 and the Year Ended December 31, 2013	2014	2014†	2013

Operations:
Net investment income	$6,284,875	$5,090,291	$9,828,346
Net realized gain (loss)	2,028,433	1,405,695	(1,834,705)
Change in net unrealized appreciation (depreciation)	(2,463,963)	9,263,418	(10,971,838)
Increase (Decrease) in Net Assets From Operations	5,849,345	15,759,404	(2,978,197)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,027,441)	(4,932,539)	(9,938,294)
Decrease in Net Assets From Distributions to Shareholders	(6,027,441)	(4,932,539)	(9,938,294)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	94,566,106	59,421,963	187,529,150
Reinvestment of distributions	4,831,965	3,857,993	7,282,363
Cost of shares repurchased	(24,648,005)	(36,995,835)	(91,427,475)
Increase in Net Assets From Fund Share Transactions	74,750,066	26,284,121	103,384,038
Increase in Net Assets	74,571,970	37,110,986	90,467,547

Net Assets:
Beginning of period	530,869,311	493,758,325	403,290,778
End of period*	$605,441,281	$530,869,311	$493,758,325
*Includes undistributed (overdistributed) net investment income, respectively, of:	$405,308	$147,874	$(19,893)

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.10	0.09	0.20	0.14
Net realized and unrealized gain (loss)	(0.01)	0.23	(0.33)	0.28
Total income (loss) from operations	0.09	0.32	(0.13)	0.42

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.20)	(0.15)
Net realized gains	—	—	—	(0.01)
Total distributions	(0.10)	(0.09)	(0.20)	(0.16)

Net asset value, end of period	$11.12	$11.13	$10.90	$11.23
Total return[6]	0.79%	2.91%	(1.18)%	3.81%

Net assets, end of period (000s)	$639	$197	$181	$106

Ratios to average net assets:
Gross expenses	0.95%[7,8]	1.06%[7]	1.10%[8]	0.96%[7]
Net expenses[9,10,11]	0.90 [7,8]	0.90 [7]	0.89 [8]	0.87 [7]
Net investment income	1.83 [7]	1.96 [7]	1.78	1.92 [7]

Portfolio turnover rate[12]	34%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 36% for the six months ended November 30, 2014, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$11.15	$10.92	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.06	0.05	0.11	0.09
Net realized and unrealized gain (loss)	(0.01)	0.23	(0.30)	0.28
Total income (loss) from operations	0.05	0.28	(0.19)	0.37

Less distributions from:
Net investment income	(0.06)	(0.05)	(0.12)	(0.10)
Net realized gains	—	—	—	(0.01)
Total distributions	(0.06)	(0.05)	(0.12)	(0.11)

Net asset value, end of period	$11.14	$11.15	$10.92	$11.23
Total return[6]	0.41%	2.68%	(1.83)%	3.31%

Net assets, end of period (000s)	$315	$340	$364	$45

Ratios to average net assets:
Gross expenses	1.68%[7,8]	1.79%[7,8]	1.77%[8]	1.87%[7]
Net expenses[9,10,11]	1.65 [7,8]	1.65 [7,8]	1.64 [8]	1.60 [7]
Net investment income	1.10 [7]	1.20 [7]	1.04	1.23 [7]

Portfolio turnover rate[12]	34%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 36% for the six months ended November 30, 2014, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.09	0.08	0.17	0.13
Net realized and unrealized gain (loss)	(0.01)	0.22	(0.33)	0.27
Total income (loss) from operations	0.08	0.30	(0.16)	0.40

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.17)	(0.13)
Net realized gains	—	—	—	(0.01)
Total distributions	(0.08)	(0.07)	(0.17)	(0.14)

Net asset value, end of period	$11.13	$11.13	$10.90	$11.23
Total return[6]	0.75%	2.80%	(1.44)%	3.64%

Net assets, end of period (000s)	$30	$15	$14	$10

Ratios to average net assets:
Gross expenses	1.24%[7,8]	1.28%[7]	1.37%	1.21%[7]
Net expenses[9,10,11]	1.15 [7,8]	1.15 [7]	1.15	1.14 [7]
Net investment income	1.57 [7]	1.71 [7]	1.53	1.72 [7]

Portfolio turnover rate[12]	34%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total return for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 36% for the six months ended November 30, 2014, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31	$9.32

Income (loss) from operations:
Net investment income	0.12	0.11	0.24	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	(0.01)	0.22	(0.33)	0.48	0.23	0.50	1.14
Total income (loss) from operations	0.11	0.33	(0.09)	0.76	0.57	0.89	1.56

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.24)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	—	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.12)	(0.10)	(0.24)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of period	$11.12	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[6]	0.99%	3.08%	(0.78)%	7.10%	5.35%	8.76%	17.24%

Net assets, end of period (000s)	$216,543	$191,802	$210,537	$245,534	$271,537	$341,090	$422,610

Ratios to average net assets:
Gross expenses	0.51%[7]	0.51%[7]	0.50%	0.49%	0.49%	0.48%	0.47%
Net expenses[8]	0.49 [7,9]	0.49 [7,9]	0.48 [9]	0.45 [9]	0.48 [9]	0.48 [9]	0.47
Net investment income	2.25 [7]	2.36 [7]	2.18	2.57	3.15	3.63	4.20

Portfolio turnover rate	34%[10]	34%[10]	119%[10]	101%[10]	69%[10]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 36% for the six months ended November 30, 2014, 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31	$9.31

Income (loss) from operations:
Net investment income	0.13	0.11	0.25	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	(0.01)	0.23	(0.33)	0.48	0.23	0.50	1.15
Total income (loss) from operations	0.12	0.34	(0.08)	0.76	0.57	0.89	1.57

Less distributions from:
Net investment income	(0.12)	(0.11)	(0.25)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	—	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.12)	(0.11)	(0.25)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of period	$11.13	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[6]	1.11%	3.10%	(0.74)%	7.11%	5.39%	8.79%	17.39%

Net assets, end of period (000s)	$387,914	$338,515	$282,662	$157,596	$82,120	$59,403	$60,112

Ratios to average net assets:
Gross expenses	0.46%[7]	0.47%[7]	0.47%	0.48%	0.48%	0.47%	0.46%
Net expenses[8,9]	0.45 [7,10]	0.45 [7,10]	0.44 [10]	0.44 [10]	0.45	0.45	0.45
Net investment income	2.29 [7]	2.41 [7]	2.25	2.56	3.17	3.65	4.20

Portfolio turnover rate	34%[11]	34%[11]	119%[11]	101%[11]	69%[11]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 36% for the six months ended November 30, 2014, 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

34	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$101,086,973	$0	$101,086,973
Other corporate bonds & notes	—	98,753,757	—	98,753,757
Asset-backed securities	—	55,917,830	3,821,830	59,739,660
Collateralized mortgage obligations	—	78,318,665	—	78,318,665
Mortgage-backed securities	—	13,905,517	—	13,905,517
Municipal bonds	—	1,209,352	—	1,209,352
Sovereign bonds	—	20,552,189	—	20,552,189
U.S. government & agency obligations	—	151,183,962	—	151,183,962
U.S. Treasury inflation protected securities	—	16,199,063	—	16,199,063
Purchased options	$537	—	—	537
Total long-term investments	$537	$537,127,308	$3,821,830	$540,949,675
Short-term investments†	—	58,588,846	—	58,588,846
Total investments	$537	$595,716,154	$3,821,830	$599,538,521
Other financial instruments:
Futures contracts	$288,156	—	—	$288,156
OTC credit default swaps on corporate issues — sell protection‡	—	$7,206	—	7,206
Total other financial instruments	$288,156	$7,206	—	$295,362
Total	$288,693	$595,723,360	$3,821,830	$599,833,883

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$107,147	—	—	$107,147
Futures contracts	717,666	—	—	717,666
OTC credit default swaps on corporate issues — buy protection‡	—	$6,029	—	6,029
Total	$824,813	$6,029	—	$830,842

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

36	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call

38	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2014, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended November 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

40	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in

42	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $113,176. If a contingent feature in the master agreements would have been triggered, the Fund would have been

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

required to pay this amount to its derivatives counterparties. As of November 30, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $119,698 which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

44	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.90%, 1.65%, 1.15% and 0.45% for Class A, Class C, Class R and Class IS shares, respectively. In addition, total annual operating expenses for Class IS shares will not exceed total annual operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $22,363.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2015	$275	$333	$27	$50,540	$64,542
Expires May 31, 2016	121	171	8	13,730	22,361
Expires May 31, 2017	74	56	11	10,893	11,329
Total fee waivers/expense reimbursements subject to recapture	$470	$560	$46	$75,163	$98,232

For the six months ended November 30, 2014, LMPFA recaptured $44, $53 and $1 for Class A, Class C and Class R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2014, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended November 30, 2014.

As of November 30, 2014, Legg Mason and its affiliates owned 35% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,726,005	$171,421,757
Sales	43,904,609	143,798,907

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,482,128
Gross unrealized depreciation	(8,488,471)
Net unrealized appreciation	$8,993,657

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	116	12/15	$28,803,902	$28,782,500	$(21,402)
90-Day Eurodollar	90	6/16	22,124,543	22,227,750	103,207
U.S. Treasury 2-Year Notes	234	3/15	51,199,479	51,278,906	79,427
U.S. Treasury 10-Year Notes	251	3/15	31,832,894	31,888,766	55,872
U.S. Treasury Ultra Long-Term Bonds	1	12/14	154,777	160,875	6,098
U.S. Treasury Ultra Long-Term Bonds	20	3/15	3,172,698	3,216,250	43,552
					266,754
Contracts to Sell:
90-Day Eurodollar	164	6/18	$39,650,055	$39,960,650	$(310,595)
U.S. Treasury 5-Year Notes	183	12/14	21,815,280	21,997,172	(181,892)
U.S. Treasury 5-Year Notes	56	3/15	6,657,256	6,691,563	(34,307)
U.S. Treasury Long-Term Bonds	87	3/15	12,238,905	12,408,375	(169,470)
					(696,264)
Net unrealized depreciation on open futures contracts					$(429,510)

46	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

At November 30, 2014, the Fund held TBA securities with a total cost of $854,484.

During the six months ended November 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2014	800	$245,803
Options written	2,611	674,374
Options closed	(1,405)	(408,842)
Options exercised	(355)	(155,682)
Options expired	(1,128)	(230,728)
Written options, outstanding as of November 30, 2014	523	$124,925

At November 30, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2014[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$410,000	6/20/21	0.86%	1.000% quarterly	$3,435	$4,656	$(1,221)
Goldman Sachs Group Inc. (Metlife Inc., 4.750% due 2/8/21)	450,000	6/20/21	0.86%	1.000% quarterly	3,771	5,390	(1,619)
Total	$860,000				$7,206	$10,046	$(2,840)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 3/20/20)	$330,000	3/20/15	0.48%	5.000% quarterly	$(4,627)	$193	$(4,820)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 3/20/20)	100,000	3/20/15	0.48%	5.000% quarterly	(1,402)	81	(1,483)
Total	$430,000				$(6,029)	$274	$(6,303)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$537	—	$537
Futures contracts[3]	288,156	—	288,156
OTC swap contracts[4]	—	$7,206	7,206
Total	$288,693	$7,206	$295,899

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$107,147	—	$107,147
Futures contracts[3]	717,666	—	717,666
OTC swap contracts[4]	—	$6,029	6,029
Total	$824,813	$6,029	$830,842

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

48	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(184,313)	—	$(184,313)
Written options	502,201	—	502,201
Futures contracts	46,195	—	46,195
Swap contracts	(22,472)	$(7,785)	(30,257)
Total	$341,611	$(7,785)	$333,826

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$14,227	—	$14,227
Written options	201,133	—	201,133
Futures contracts	(491,666)	—	(491,666)
Swap contracts	16,462	$6,695	23,157
Total	$(259,844)	$6,695	$(253,149)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$18,427
Written options	159,962
Futures contracts (to buy)	121,646,947
Futures contracts (to sell)	85,836,996

Average Notional Balance
Interest rate swap contracts†	$12,700,000
Credit default swap contracts (to buy protection)	430,000
Credit default swap contracts (to sell protection)	860,000

†	At November 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$537	—	$537
OTC swap contracts	7,206	—	7,206
Total	$7,743	—	$7,743

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$107,147	$(107,147)	—
Futures contracts[5]	30,805	(30,805)	—
OTC swap contracts	6,029	—	$6,029
Total	$143,981	$(137,952)	$6,029

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in Statement of Asset and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$388	$335
Class C	1,903	371
Class R	59	34
Class I	—	50,394
Class IS	—	4,188
Total	$2,350	$55,322

For the six months ended November 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$74
Class C	56
Class R	11
Class I	10,893
Class IS	11,329
Total	$22,363

50	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended November 30, 2014	Period Ended May 31, 2014†	Year Ended December 31, 2013
Net Investment Income:
Class A	$2,692	$1,458	$2,729
Class C	1,910	1,411	3,215
Class R	174	100	199
Class I	2,105,105	2,025,654	5,176,625
Class IS	3,917,560	2,903,916	4,755,526
Total	$6,027,441	$4,932,539	$9,938,294

†	For the period January 1, 2014 through May 31, 2014.

7. Capital shares

At November 30, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2014		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	42,353	$468,963	2,569	$28,281	17,422	$192,730
Shares issued on reinvestment	242	2,690	132	1,452	246	2,710
Shares repurchased	(2,892)	(32,060)	(1,600)	(17,513)	(10,512)	(115,413)
Net increase	39,703	$439,593	1,101	$12,220	7,156	$80,027

Class C
Shares sold	10,774	$119,409	10,131	$112,490	41,297	$459,500
Shares issued on reinvestment	159	1,765	107	1,183	228	2,510
Shares repurchased	(13,116)	(146,212)	(13,060)	(143,939)	(12,199)	(134,607)
Net increase (decrease)	(2,183)	$(25,038)	(2,822)	$(30,266)	29,326	$327,403

Class R
Shares sold	1,321	$14,705	47	$516	372	$4,160
Shares issued on reinvestment	16	175	9	100	18	199
Shares repurchased	(3)	(26)	—	—	—	—
Net increase	1,334	$14,854	56	$616	390	$4,359

Class I
Shares sold	3,896,443	$43,211,529	1,020,930	$11,205,063	3,194,269	$35,370,489
Shares issued on reinvestment	84,754	940,964	89,616	989,314	234,356	2,586,113
Shares repurchased	(1,744,192)	(19,359,707)	(3,194,872)	(35,405,683)	(5,983,923)	(65,930,924)
Net increase (decrease)	2,237,005	$24,792,786	(2,084,326)	$(23,211,306)	(2,555,298)	$(27,974,322)

Class IS
Shares sold	4,572,376	$50,751,500	4,346,774	$48,075,613	13,776,017	$151,502,271
Shares issued on reinvestment	350,005	3,886,371	259,501	2,865,944	425,845	4,690,831
Shares repurchased	(459,951)	(5,110,000)	(129,998)	(1,428,700)	(2,311,410)	(25,246,531)
Net increase	4,462,430	$49,527,871	4,476,277	$49,512,857	11,890,452	$130,946,571

†	For the period January 1, 2014 through May 31, 2014.

Western Asset Intermediate Bond Fund 2014 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

8. Deferred capital losses

As of November 30, 2014, the Fund had deferred capital losses of $7,145,408, which have no expiration date, that will be available to offset future taxable capital gains.

52	Western Asset Intermediate Bond Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Intermediate Bond Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, and five-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the

54	Western Asset Intermediate Bond Fund

Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Intermediate Bond Fund	55

Western Asset

Intermediate Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012830 1/15 SR15-2403

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 20, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 20, 2015